UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2014

WILLIAM LYON HOMES

(Exact name of registrant as specified in charter)

Delaware	001-31625	33-0864902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4695 MacArthur Court, 8th Floor

Newport Beach, California 92660

(Address of principal executive offices and zip code)

(949) 833-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

In connection with the announced private offering of an aggregate of $300.0 million in principal amount of senior notes, including $250 million in principal amount of senior notes due 2022 (the “2022 Notes”) of WLH PNW Finance Corp., a California corporation (the “Escrow Subsidiary”) and wholly-owned subsidiary of William Lyon Homes, a Delaware corporation (“Parent”) and an additional $50 million in principal amount of the existing 5.75% Senior Notes due 2019 (the “Additional 2019 Notes”) of William Lyon Homes, Inc., a California corporation (“California Lyon”) and wholly-owned subsidiary of Parent, as described in Item 8.01 of this report, Parent is disclosing certain information to prospective investors in a preliminary offering memorandum dated July 30, 2014 related to the issuance of the 2022 Notes (the “2022 Notes Preliminary Offering Memorandum”) and a preliminary offering memorandum dated July 30, 2014 related to the issuance of the Additional 2019 Notes. Pursuant to Regulation FD, the Company is furnishing as Exhibit 99.1 certain excerpts from the 2022 Notes Preliminary Offering Memorandum.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events

Launch of Notes Offerings

On July 30, 2014, Parent issued a press release announcing that it had commenced (i) a private offering to eligible purchasers of the 2022 Notes through the Escrow Subsidiary and (ii) a private offering to eligible purchasers of the Additional 2019 Notes through California Lyon. In accordance with Rule 135(c) of the Securities Act, a copy of this press release is being filed as Exhibit 99.2 to this report and accordingly, this notice is not intended to and does not constitute an offer to sell nor a solicitation for an offer to purchase any securities of Parent or any of its subsidiaries.

The 2022 Notes and the Additional 2019 Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

As previously announced, on June 22, 2014, California Lyon entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with PNW Home Builders, L.L.C. (“PNW Parent”), PNW Home Builders North, L.L.C., PNW Home Builders South, L.L.C. and Crescent Ventures, L.L.C. to acquire the residential homebuilding business of PNW Parent (the “Acquisition”), for an aggregate cash purchase price of $520.0 million, subject to adjustments in accordance with the terms of the Purchase Agreement. Proceeds from the offering of the 2022 Notes and the Additional 2019 Notes will be used to pay a portion of the purchase price of the Acquisition.

Historical financial information of PNW Parent and its affiliates is attached as Exhibit 99.3 and Exhibit 99.4 to this report and incorporated by reference herein. Pro forma financial information of the Company to give effect to the Acquisition is attached as Exhibit 99.5 to this report and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired:

The combined balance sheets as of December 31, 2013 and 2012, and the related combined statements of income, equity and cash flows for the two years ended December 31, 2013 of the residential homebuilding operations of PNW Parent and its affiliates, the notes related thereto, and the report of the independent auditors related thereto with respect to the audited financial statements of the residential homebuilding operations of PNW Parent and its affiliates, are filed as Exhibit 99.3 to this report and are incorporated by reference herein.

The unaudited combined balance sheet as of March 31, 2014, the related unaudited statement of equity for the three month period ended March 31, 2014, and the related unaudited combined statements of income and cash flows for the three months ended March 31, 2014 and 2013 of the residential homebuilding operations of PNW Parent and its affiliates, the notes related thereto, and the independent auditors’ review report related thereto, are filed as Exhibit 99.4 to this report and are incorporated by reference herein.

(b)	Pro Forma Financial Information:

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2013 and the three months ended March 31, 2014 and 2013, and the related notes thereto, of the Company after giving effect to the Acquisition, are filed as Exhibit 99.5 to this report and are incorporated by reference herein.

(d)	Exhibits:

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent auditors of PNW Home Builders, L.L.C. and its affiliates

99.1	Excerpts from the Preliminary Offering Memorandum dated July 30, 2014

99.2	Press Release dated July 30, 2014

99.3	Audited combined financial statements of the residential homebuilding operations of PNW Home Builders, L.L.C. and affiliates

99.4	Unaudited combined financial statements of the residential homebuilding operations of PNW Home Builders, L.L.C. and affiliates

99.5	Unaudited pro forma condensed combined financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WILLIAM LYON HOMES

By	/s/ Jason. R. Liljestrom
Jason R. Liljestrom
Vice President, General Counsel and Corporate Secretary

Date: July 30, 2014

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent auditors of PNW Home Builders, L.L.C. and its affiliates

99.1	Excerpts from the Preliminary Offering Memorandum dated July 30, 2014

99.2	Press Release dated July 30, 2014

99.3	Audited combined financial statements of the residential homebuilding operations of PNW Home Builders, L.L.C. and affiliates

99.4	Unaudited combined financial statements of the residential homebuilding operations of PNW Home Builders, L.L.C. and affiliates

99.5	Unaudited pro forma condensed combined financial information